                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/ / Definitive Proxy Statement
/x/ Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           CHEM INTERNATIONAL, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                        [NAME OF FILER IF APPLICABLE]
   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                            CHEM INTERNATIONAL, INC.

                                                  November 5, 1997

To Our Stockholders:

         On behalf of the Board of Directors, it is our pleasure to invite you to attend the Annual Meeting of Stockholders of Chem International, Inc. (the "Company"), which will be held at 9:00 a.m. local time on November 26, 1997 at the Headquarters Plaza Hotel, 3 Headquarters Plaza, Morristown, New Jersey 07960.

         At the Annual Meeting, you will be asked to vote on proposals:

         1. to elect two class I Directors for a three year term;

         2. to ratify the appointment of independent auditors of the Company for the 1998 fiscal year; and

         3. to act upon such other business as may properly come before the
            Meeting:

         It is important that your shares be represented at the Annual Meeting, whether or not you are able to attend. Accordingly, you are urged to sign, date and mail the enclosed proxy promptly. If you later decide to attend the Annual Meeting, you may revoke your proxy and vote your shares in person.

                                                Sincerely,

                                                E. Gerald Kay
                                                President and
                                                Chief Executive Officer

                            CHEM INTERNATIONAL, INC.
                                  201 Route 22
                           Hillside, New Jersey 07205

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 26, 1997

                             TO THE STOCKHOLDERS OF
                            CHEM INTERNATIONAL, INC.:

         NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the "Meeting") of Chem International, Inc., a Delaware corporation ( "Chem"), will be held on November 26, 1997, at 9:00 a.m., local time, in the Headquarters Plaza Hotel, 3 Headquarters Plaza, Morristown, New Jersey 07960 for the purpose of considering and acting upon the following:

         1. The election of two Directors to Chem's Board of Directors to serve a three-year term as Class I Directors;

         2. Ratification of the appointment of Moore Stephens, P.C. as Chem's independent accountants for the fiscal year ending June 30, 1998;

         3. The transaction of such other business as may properly come before the Meeting or any adjournment thereof.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSALS NO. 1 AND NO. 2 TO BE PRESENTED TO CHEM STOCKHOLDERS AT THE MEETING.

                                           By Order of the Board of Directors.

                                           Eleanor DiMartino
                                           Secretary

Hillside, New Jersey
November 5, 1997

         It is important that your shares be represented at this meeting in order that a quorum may be assured. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED AND TO DO SO IN ADEQUATE TIME FOR YOUR DIRECTIONS TO BE RECEIVED AND TABULATED PRIOR TO THE SCHEDULED MEETING.

                            CHEM INTERNATIONAL, INC.
                                  201 Route 22
                           Hillside, New Jersey 07205

                                 PROXY STATEMENT
                       1997 ANNUAL MEETING OF STOCKHOLDERS

                         To be held on November 26, 1997

                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of Chem International, Inc., ("Chem" or the "Company"), a Delaware corporation, to be voted at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Headquarters Plaza Hotel, 3 Headquarters Plaza, Morristown , New Jersey 07960 on November 26, 1997, at 9:00 a.m. local time, or at any postponement or adjournment thereof. This Proxy Statement, the Notice of Annual Meeting and the accompanying form of proxy are first being mailed to stockholders on or about November 5, 1997.

         Only holders of record of the Company's common stock, par value $.002 per share ("Common Stock"), at the close of business on October 28, 1997 (the "Record Date"), are entitled to vote on the matters to be presented at the Annual Meeting. The number of shares of Common Stock outstanding on such date and entitled to vote was 4,335,000. Holders of Common Stock are entitled to one vote on each matter to be voted upon by the stockholders at the Annual Meeting for each share held.

         At the Annual Meeting, stockholders will be asked to consider and vote upon (1) the election of two directors to Chem's Board of Directors each to serve a three-year term as Class I Directors and (2) the ratification of the appointment of Moore Stephens, P.C. as Chem's independent auditors for the fiscal year ending June 30, 1998 ( the" Independent Auditors Proposal"). At the Annual Meeting stockholders may also be asked to consider and take action with respect to such other matters as may properly come before the Annual Meeting.

                          QUORUM AND VOTE REQUIREMENTS

         The presence, in person or by proxy, of holders of record of a majority of the shares of Common Stock issued and outstanding and entitled to vote is required for a quorum to transact business at the Annual Meeting, but if a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Directors are elected by a plurality of votes cast. The Independent Auditors Proposal and all other matters to properly come before the Meeting will be determined by the affirmative vote of the holders of a majority of the shares of

Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) and shares for which duly executed proxies have been received but with respect to which holders of shares have abstained from voting will be treated as present for purposes of determining the presence of a quorum at the Annual Meeting. Abstentions and broker non-votes have no impact on the election of Directors except to reduce the number of votes for the nominees. Broker "non-votes" are only counted for purposes of determining whether a quorum is present and, therefore, will not be included in vote totals and will have no effect on the outcome of the votes on all other proposals to be acted upon at the Annual Meeting. Abstentions will be counted as present and entitled to vote, and will have the effect of a negative vote with respect to all other proposals to be acted upon at the Annual Meeting.

                           SOLICITATION AND REVOCATION

         PROXIES IN THE FORM ENCLOSED ARE BEING SOLICITED BY, AND ON BEHALF OF, THE BOARD. THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY HAVE BEEN DESIGNATED AS PROXIES BY THE BOARD.

         All Common Stock represented by properly executed proxies which are returned and not revoked prior to the time of the Annual Meeting will be voted in accordance with the instructions, if any, given thereon. If no instructions are provided in an executed proxy, it will be voted (1) in favor of the nominees for election as directors named below and (2) FOR the Independent Auditors Proposal, and in accordance with the proxyholder's discretion as to any other business raised at the Annual Meeting. Any stockholder who executes a proxy may revoke it at any time before it is voted by delivering to the Company a written statement revoking such proxy, by executing and delivering a later dated proxy, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and delivered a proxy to the Company shall not in and of itself constitute a revocation of such proxy.

         The Company will bear its own cost of the solicitation of proxies. Proxies will be solicited initially by mail. Further solicitation may be made by directors, officers and employees of the Company personally, by telephone or otherwise, but any such person will not be specifically compensated for such services. The Company also intends to make, through banks, brokers or other persons, a solicitation of proxies of beneficial holders of the Common Stock. Upon request, the Company will reimburse brokers, dealers, banks and similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual Meeting to the beneficial owners of Common Stock which such persons hold of record.

                      PROPOSAL NO. 1-ELECTION OF DIRECTORS

         The following table sets forth certain information with respect to the members of Chem's Board of Directors, including the two incumbent Class I Directors (Mr. Kay and Ms. Riva Kay) who have been nominated by the Board of Directors for re-election as Class I Directors at the Annual Meeting.

         The Board of Directors knows of no reason why any of its nominees will be unable or will refuse to accept election. If any nominee becomes unable or refuses to accept election, the Board of Directors will either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee.

         The class I Directors shall be elected by a plurality of the votes cast.

                                                                                                            Class of        Director
Name, Principal Occupation                                                                     Age          Directors       Since
--------------------------                                                                     ---          ---------       -----

E. Gerald Kay                                                                                  61           Class I          1980
  Served as Chairman of the Board and President
  of the Company since 1980. Mr. Kay is also a
  director of Trans Global Services, Inc. a publicly
  traded temporary personnel company and International Magnetic
  Imaging, Inc. a medical diagnostic imaging company.

Riva Kay                                                                                       30           Class I          1991
  Served as Vice President  and a director of the
  Company since May 1991. Ms. Kay is the daughter
  of E. Gerald Kay and the sister of Christina Kay.

Christina Kay                                                                                  27           Class  II        1994
  Served as Vice President and a director of the Company
  since December 1994. From March 1994 until November
  1994 she was an administrative assistant at Squadron,
  Ellenoff, Plesant and Sorkin, a New York City law firm.
  Prior to her employment at that firm she was associated
  with Meridan Publishing. Ms. Kay is the daughter of
  E. Gerald Kay and the sister of Riva Kay.

Robert Canarick                                                                                47           Class II         1994
  Served as a director of the Company since December 1994.
  Since January 1995, he has served as Vice President and Chief Financial
  Officer of UVW Elizabeth Group, LLC an all lines independent insurance agency.
  From 1989 to December 1994, Mr. Canarick was President of The Elizabeth
  Agency, Inc., a predecessor of his present Company. Mr. Canarick is a member of the Audit Committee.

Leonard Stowe                                                                                  59           Class III        1994
  Served as a director of the Company since 1994. Since
  April 1997, he has served as Vice President of Nations Credit
  Commercial Funding, Inc. From April 1996 until April 1997, he served as Vice President of CIT Credit Finance. From 1970

  to April 1996, Mr. Stowe was employed by Gibraltar Corp.
  of America, a subsidiary of UJB Financial Corp. Mr. Stowe is a member of the Audit Committee.

Recommendation and Vote

         The Board unanimously recommends a vote FOR the election of the Nominees to the Board.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of October 1, 1997, the beneficial ownership of Common Stock of the Company by each executive officer and director, all executive officers and directors as a group, and each person known to the Company to own beneficially or five percent or more of the outstanding shares of the Company.

                                           Shares
Officers, Directors and                 Beneficially          Percent of Shares
Principal Stockholders                    Owned (1)           Beneficially Owned
-----------------------                 ------------          ------------------

E. Gerald Kay                           1,894,678(2)               42.7%
Riva Kay                                  252,661(3)                5.7%
Christina Kay                             252,661(4)                5.7%
Eric Friedman                             100,000(5)                2.3%
Ronald Smalley                             25,000(6)                  *
Robert Canarick                            25,000(7)                  *
Leonard Stowe                              25,000(8)                  *


All directors,
executive officers
as a group (7 persons)                  2,575,000                  53.5%
-----------------
*Less than 1%

(1) Unless otherwise indicated by footnote, the named persons have sole voting and investment power with respect to the share of Common Stock beneficially owned.
(2)  Includes 100,000 shares subject to presently exercisable stock options.

(3)  Includes 100,000 shares subject to presently exercisable stock options
(4)  Includes 100,000 shares subject to presently exercisable stock options.
(5)  Includes 100,000 shares subject to presently exercisable stock options
(6)  Includes 25,000 shares subject to presently exercisable stock options.
(7)  Includes 25,000 shares subject to presently exercisable stock options.
(8)  Includes 25,000 shares subject to presently exercisable stock options

                                    DIRECTORS


         The Board of Directors held ten meetings during the fiscal year ended June 30, 1997, and all directors attended at least 75% of those meetings.

         No compensation was paid to any director for his services to the Board of Directors or any committee..

         The only standing committee of the Board of Directors is the Audit Committee, whose members are Messrs. Canarick and Stowe. The Audit Committee periodically consults with the Company's management and independent public accountants on financial matters, including the Company's internal financial controls and procedures. The Audit Committee meet once in Fiscal 1997, and all members attended the meeting. The Company's stock option plan is administered by a committee composed of Messrs. Canarick and Stowe.

                               EXECUTIVE OFFICERS

         The following individuals are executive officers of the Company but are not Directors or Nominees for Director:

         Eric Friedman, age 49, has been the Vice President and Treasurer of the Company since June 1996. From June 1978 though May 1996, he was a partner in Shachat and Simson, a certified public accounting firm that audited the Company's financial statements from June 1976 until June 1995. Mr. Friedman is a director of All Communications Corporation, Inc., a publicly traded video conferencing and communications company.

         Ronald Smalley, age 52, has been Vice President-Technology of the Company since April 1993. From 1991 to March 1993, Mr. Smalley was Manager of OTC Development at SmithKline Beecham, in charge of product development.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based on a review of Forms 3,4 and 5 submitted to the Company during and with respect to Fiscal 1997, all statements of beneficial ownership required to be filed with the Securities and Exchange Commission (the"Commission") were timely filed.

                             EXECUTIVE COMPENSATION

         The following table shows, for the fiscal years ended June 30, 1997, 1996 and 1995, certain compensation information as to the Chief Executive Officer and each of the most highly compensated executive officers of the Company who served as executive officers during the fiscal year ended June 30, 1997 (the "Named Executive Officers").


                           SUMMARY COMPENSATION TABLE

                                  Annual Compensation        Long Term Compensation
                              --------------------------   ---------------------------

                                                            Securities
      Name and                                              Underlying      All Other
  Principal Position          Year    Salary     Bonus     Stock Options  Compensation
---------------------------   ----   --------   --------   -------------  ------------

E. Gerald Kay                 1997   $150,000   $   --         100,000    $11,454(5)
Chairman of the Board,        1996    134,850       --            --       13,846(2)(5)
President and Chief           1995    230,550    250,000          --       40,885(2)(5)
Executive Officer

Eric Friedman
Chief Financial Officer and   1997    215,000    104,135       100,000      6,059(3)(5)
Vice President(1)             1996     16,538       --            --         --

Ronald  Smalley               1997    100,000      2,688        25,000      5,553(4)(5)
Vice President                1996    100,000      4,419          --        5,478(4)(5)
                              1995    100,000       --            --       11,481(4)(5)

(1) The amount shown for 1996 reflects less than a full year of compensation for Mr. Friedman who was employed by the Company from June 1, 1996.
(2) Includes the Company's portion of premiums amounting to $5,947 and $16,147 during the fiscal years ended June 30, 1996 and 1995, respectively, on a split dollar life insurance arrangement on Mr. Kay's life. The Company also provides Mr. Kay with the use of a Company car.

(3)  Includes an automobile allowance of $6,000 in 1997.
(4)  Includes an automobile allowance of $3,600 in 1997, 1996 and 1995.
(5) The disclosed amount includes the Company's matching contributions under the Company's 401-K plan and, for 1995 only, contributions to the defined benefit pension plan.

                              Employment Agreements

         Effective July 1, 1996 (January 1, 1996 as to Mr. Smalley), the Company entered into employment agreements with E. Gerald Kay, President, Eric Friedman, Vice President and Ronald Smalley, Vice President of the Company. The employment contracts, each of which expires June 30, 1999 provide for such executives to receive annual base salaries as follows: E. Gerald Kay $150,000 for fiscal year ending June 30, 1997, and $250,000 for fiscal years ending June 30, 1998 and 1999; Eric Friedman, $215,000 and Ronald Smalley $100,000.

         The contracts provide that the Company and the employees shall negotiate an increase in such employees' salary for each succeeding contract year (July 1 of each year) and upon failure of the parties to agree on such increase, the employees' base salary shall be increased by a percentage equal to the percentage increase in the consumer price index for all urban consumers, North Eastern area, for the preceding calendar year. Each of these employees has agreed to devote his full time and best efforts to fulfill their duties and responsibilities to the Company. Each of them will be entitled to participate in employee benefit plans and to receive stock options under the Company's stock option plan on the basis commensurate with their salary and the amount of stock options granted to other management employees.

         The Company has the right to terminate the employment agreements for "cause" as defined in the employment agreements and the Company also has the right to terminate an employee without cause, upon not less than thirty days' prior written notice, provided that the employee shall be entitled to the full compensation due for the remainder of the employment term. The employee may terminate the agreement at any time upon thirty days' prior written notice. In such event the employee shall only be entitled to the compensation due through the date of termination. Such employees have also agreed not to disclose any confidential information of the Company during the term of employment or thereafter. These employees have agreed not to compete with the Company during the term of employment and for a period of one year after the date of termination of employment with the Company in the event that such employment is terminated for cause or the employee voluntarily leaves prior to the end of the employment term.

                                  OPTION GRANTS
                   DURING THE FISCAL YEAR ENDED JUNE 30, 1997

         The following table sets forth individual grants of stock options by Chem pursuant to the Chem International, Inc. Stock Option Plan to the Named Executive Officers during the fiscal year ended June 30, 1997.

                                       % of Total
                                       Granted to
                 Securities Options   Employees in   Exercise      Expiration
Name               Granted(#)(1)      Fiscal Year    Price(2)         Date
---------------  ------------------   ------------   --------   ----------------

E. Gerald Kay            74,026           12.4%        $3.50    October 16, 2006
E. Gerald Kay            25,974            4.3%        $3.85    October 16, 2001
Eric Friedman           100,000            6.7%        $3.50    October 16, 2006
Ronald Smalley           25,000            4.2%        $3.50    October 16, 2006

(1) The date of grant for these options was October 16, 1996, which became exercisable on October 16, 1997.
(2) The exercise price of the options is equal to the fair market value of shares of Common Stock of Chem on the date of grant of the options except for the 25,974 of incentive stock options granted to Mr. Kay which is equal to 110% of the fair market value on the date of grant.

         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR
                               END OPTION VALUES


         The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during the last fiscal year and unexercised options held at the end of the fiscal year ended June 30, 1997:

                                             NUMBER OF
                                             SECURITIES         VALUE OF
                                            UNDERLYING        UNEXERCISED
                                            UNEXERCISED       IN-THE-MONEY
                                            OPTIONS AT         OPTIONS AT
                   SHARES                   FISCAL YEAR      FISCAL YEAR END
                  ACQUIRED       VALUE         END(#)              ($)
                ON EXERCISE    REALIZED     EXERCISABLE/      EXERCISABLE/
    NAME            (#)           ($)      UNEXERCISABLE     UNEXERCISABLE
-----------------------------------------------------------------------------

E. Gerald Kay       --              --        0/ 100,000            0/ 0
Eric Friedman       --              --        0/ 100,000            0/ 0
Ronald Smalley      --              --        0/  25,000            0/ 0

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

         The Company leases manufacturing and office facilities from Gerob Realty Partnership whose partners are E. Gerald Kay, Riva Kay and Christina Kay (stockholders and directors of the Company). The lease which expires on December 31, 1997 provides for an annual rental of $60,000 plus payment of all real estate taxes.

         Other warehouse and office facilities are leased from Vitamin Realty Associates, L.L.C., a limited liability company, which is 90% owned by E. Gerald Kay, Riva Kay and Christina Kay (all stockholders and directors of the Company) and 10% owned by Eric Friedman, the Company's Chief Financial Officer. The lease was effective on January 10, 1997 and provides for minimum annual rentals of $346,000 through January 10, 2002 plus increases in real estate taxes and building operating expenses. At its option, the Company has the right to renew the lease for an additional five year period.

         On September 10, 1982, the Company issued a note payable to Gerob Realty Partnership, which note currently has principal remaining in the amount of $276,444. The note was a fifteen year non-interest bearing note due on September 10, 1997. The note has been renewed for a new five year term.

                               CHANGE OF AUDITORS

         Effective December 4, 1996, the Company dismissed its prior certifying accountants, Cornick, Garber & Sandler, LLP("Cornick") and retained as its new certifying accountants, Moore Stephens, P.C. Cornick's report on the Company's financial statements during the most recent fiscal year contained no adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope or accounting principles. There were no disagreements with Cornick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The decision to change accountants was approved by the Company's Board of Directors.

                         PROPOSAL NO. 2-RATIFICATION OF
                     THE APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors of Chem has appointed the firm of Moore Stephens, P.C., independent auditors, to audit the consolidated financial statements of Chem International, Inc. and its subsidiaries for the fiscal year ending June 30, 1998, subject to ratification by the Chem Stockholders.

         A member of Moore Stephens, P.C. is expected to be present at the Annual Meeting and to be provided with an opportunity to make a statement if such member desires to do so and to be available to respond to appropriate questions from shareholders.

Recommendation and Vote

         Approval of the Independent Auditors Proposal requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting.

         The Board unanimously recommends a vote FOR the approval of the Independent Auditors Proposal.

                  DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

         Stockholder proposals to be included in the Company's proxy statement with respect to the 1998 Annual Meeting of Stockholders must be received by the Company its executive offices located at 201 Route 22, Hillside, New Jersey 07205 no later than July 16, 1998.

                          OTHER BUSINESS OF THE MEETING

         The Company is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, inasmuch as matters of which management of the Company is not now aware may come before the Annual Meeting or any adjournment, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their discretion with respect thereto.

                             ADDITIONAL INFORMATION

         COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 1997 MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER TO WHOM THIS PROXY STATEMENT IS SENT, UPON WRITTEN REQUEST TO THE CHIEF FINANCIAL OFFICER, CHEM INTERNATIONAL, INC., 201 ROUTE 22, HILLSIDE, NEW JERSEY 07205.

                                             By Order of the Board of Directors

                                             E. Gerald Kay
                                             Chairman, President and
                                             Chief Executive Officer

November 5, 1997

                            CHEM INTERNATIONAL, INC.
             Proxy Solicited on Behalf of the Board of Directors of
                            Chem International, Inc.
              for Annual Meeting of Stockholders, November 26, 1997

                                      PROXY

The undersigned, a stockholder of Chem International, Inc. (the "Company"), hereby constitutes and appoints Eric Friedman and Michael Nita or any one or more of them (with full power of substitution and the full power to act without the other), the Proxy Committee to vote the stock of Chem International, Inc. (the "Company") registered in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on Wednesday, November 26, 1997, at 9:00 a.m., at the Headquarters Plaza Hotel, 3 Headquarters Plaza, Morristown, New Jersey, and at any adjournment thereof, for the election of class 1 Directors to be held a said meeting, for the proposal to ratify the appointment of independent auditors of the Company, and upon such other matters as may properly come before the meeting, hereby granting to said Proxy Committee, or any member thereof, full power and authority to act for and vote in the name of the undersigned with full power of substitution.

         Election of Directors

         Nominees for Terms Expiring 2001
         E. Gerald Kay
         Riva Kay

Specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxy Committee cannot vote your shares unless you sign and return this Proxy.

                              ---------------------
                              | see revserse side |
                              ---------------------

-------------------------------FOLD AND DETACH HERE-----------------------------

/X/      Please mark your
         votes as in this
         example

         The proxy when properly executed will be voted in the manner directed herein. If no direction if made, this proxy will be voted FOR Election of Directors and FOR ratification of appointment of independent auditors.

1.       Election of Directors

         FOR / /           WITHHELD / /

         For, except vote withheld from the following nominee:

         -----------------------------------------------------

2.       To ratify the appointment of independent auditors

         FOR / /           AGAINST / /         ABSTAIN / /

3. In their discretion upon such other matters as may properly come before the meeting.

                                 ----------------------------------------------
                                | Please mark, sign, date and return this | | Proxy promptly using the enclosed envelope |
                                 ----------------------------------------------

SIGNATURE(S)                                        DATE
            --------------------------------------      ------------------------

------------------------------FOLD AND DETACH HERE------------------------------